-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) January 28, 2005



                                  CWABS, INC.
      --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




             Delaware                  333-109272              95-4596514
  ------------------------------    ---------------     -----------------------
   (State or Other Jurisdiction       (Commission           (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)

         4500 Park Granada
       Calabasas, California                                      91302
  ------------------------------                             ----------------
       (Address of Principal                                    (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------

Description of the Mortgage Pool*
---------------------------------

     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 30, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-E.















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2004 and the Prospectus Supplement dated June 29, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-E, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-E.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.

                                                            Loan Group 1
                                          Principal Balances for the Group 1 Mortgage Loans

                                                         Percent of                Weighted    Weighted    Weighted      Weighted
                                Aggregate     Number      Aggregate     Average     Average     Average    Average       Average
                                Principal       of        Principal     Current      Gross     Remaining    Credit       Combined
   Range of Principal            Balance      Mortgage     Balance     Principal    Mortgage     Term     Bureau Risk    Loan-to-
     Balances($)               Outstanding     Loans     Outstanding    Balance       Rate      (months)     Score      Value Ratio
---------------------------  --------------  ---------   -----------   ---------    --------   ---------   ----------   -----------
Less than or equal to 0.00.    $         0        162        (1)       $      0        N/A       N/A          N/A          N/A
      0.01 - 10,000.00.....      8,596,620      1,286         1.40%       6,685       5.634%     274.40       731          79.8%
 10,000.01 - 20,000.00.....     90,826,367      5,832        14.75       15,574       6.159      285.78       716          86.4
 20,000.01 - 30,000.00.....    141,154,016      5,614        22.93       25,143       6.326      287.49       711          89.1
 30,000.01 - 40,000.00.....    111,459,765      3,215        18.11       34,669       6.281      288.09       711          88.9
 40,000.01 - 50,000.00.....    102,282,597      2,260        16.61       45,258       6.260      287.82       712          88.7
 50,000.01 - 60,000.00.....     55,957,055      1,023         9.09       54,699       6.309      288.96       710          89.4
 60,000.01 - 70,000.00.....     36,687,382        570         5.96       64,364       6.268      288.01       704          88.6
 70,000.01 - 80,000.00.....     21,318,542        283         3.46       75,331       5.814      288.74       701          81.8
 80,000.01 - 90,000.00.....     13,562,704        160         2.20       84,767       5.923      286.51       705          82.2
 90,000.01 - 100,000.00....     17,427,443        180         2.83       96,819       5.636      287.80       702          78.7
100,000.01 - 125,000.00....      8,574,736         76         1.39      112,825       5.304      290.67       715          78.0
125,000.01 - 150,000.00....      6,991,039         49         1.14      142,674       5.116      287.73       717          71.9
150,000.01 - 175,000.00....        786,136          5         0.13      157,227       5.279      290.60       730          83.2
                             --------------  ---------   -----------
         Total                 $615,624,402    20,715       100.00%
                             ==============  =========   ===========

         ------------------
         (1) Less than 0.01%

                  As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $29,719.



                                            Loan Programs for the Group 1 Mortgage Loans

                                                          Percent of                Weighted   Weighted   Weighted      Weighted
                                Aggregate      Number     Aggregate     Average     Average     Average    Average      Average
                                Principal        of       Principal     Current      Gross     Remaining   Credit       Combined
   Description of Loan           Balance       Mortgage    Balance     Principal    Mortgage     Term    Bureau Risk    Loan-to-
       Programs                Outstanding      Loans    Outstanding    Balance       Rate     (months)     Score      Value Ratio
---------------------------  --------------  ---------   -----------   ---------    --------   --------- ------------  ------------
10 Year Draw, 0 Year Repay.   $     11,417          1        (1)       $  11,417      4.000%     106.00       735          85.0%
3 Year Draw, 10 Year Repay.        642,743         46         0.10%       13,973      7.967       82.18       689          94.7
5 Year Draw, 5 Year Repay..      1,368,622         61         0.22        22,436      6.191      110.75       713          88.1
5 Year Draw, 10 Year Repay.      3,167,343         97         0.51        32,653      7.184      170.23       714          99.1
10 Year Draw, 15 Year Repay    609,452,852     20,474        99.00        29,767      6.185      288.76       711          87.3
15 Year Draw, 0 Year Repay.        212,222          9         0.03        23,580      6.721      122.71       697          80.0
15 Year Draw, 10 Year Repay        769,202         27         0.12        28,489      6.420      276.04       702          84.6
                             --------------  ---------   -----------
         Total                 $615,624,402    20,715       100.00%
                             ==============  =========   ===========

         ------------------
         (1) Less than 0.01%

                                              Loan Rates for the Group 1 Mortgage Loans

                                                         Percent of                 Weighted    Weighted     Weighted    Weighted
                                 Aggregate                Aggregate      Average     Average     Average     Average     Average
                                 Principal    Number of   Principal      Current      Gross     Remaining     Credit     Combined
                                  Balance     Mortgage     Balance      Principal    Mortgage     Term     Bureau Risk   Loan-to-
   Range of Loan Rates (%)      Outstanding     Loans    Outstanding     Balance       Rate     (months)      Score     Value Ratio
-----------------------------  ------------  ---------- ------------- ------------  ---------  ----------  -----------  -----------
  Less than or equal to 3.000  $    100,900         4        0.02%    $   25,225       3.000%     295.08       711          91.0%
  3.501 -   4.000...........     40,501,393     1,369        6.58         29,585       3.999      280.65       747          63.2
  4.001 -   4.500...........     60,560,147     1,903        9.84         31,824       4.391      285.39       717          73.5
  4.501 -   5.000...........     16,871,134       412        2.74         40,949       4.849      284.11       711          72.7
  5.001 -   5.500...........     31,480,987     1,066        5.11         29,532       5.249      285.30       673          71.1
  5.501 -   6.000...........     82,608,762     3,469       13.42         23,813       5.864      288.25       733          86.6
  6.001 -   6.500...........    191,465,358     6,232       31.10         30,723       6.433      289.92       725          94.3
  6.501 -   7.000...........     61,808,596     2,055       10.04         30,077       6.922      286.39       666          89.1
  7.001 -   7.500...........    102,495,123     3,118       16.65         32,872       7.483      289.31       695          97.6
  7.501 -   8.000...........     13,347,036       546        2.17         24,445       7.713      285.51       707          93.0
  8.001 -   8.500...........      7,956,586       302        1.29         26,346       8.319      276.38       669          94.1
  8.501 -   9.000...........      5,415,756       201        0.88         26,944       8.708      287.60       678          96.9
  9.001 -   9.500...........        814,415        31        0.13         26,271       9.319      263.19       679          93.9
  9.501 - 10.000............        128,941         4        0.02         32,235       9.758      294.61       725          98.6
10.001 - 10.500.............         57,093         2        0.01         28,546      10.250      292.28       660          95.0
10.501 - 11.000.............         12,175         1       (1)           12,175      10.750      294.00       621          90.0
                               ------------  ---------- -------------
         Total                 $ 615,624,402   20,715      100.00%
                               ============  ========== =============

         ------------------
         (1) Less than 0.01%

                    As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 6.192%.



                                Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans

                                                          Percent of                Weighted    Weighted    Weighted     Weighted
                                  Aggregate     Number     Aggregate     Average     Average     Average     Average     Average
                                  Principal       of       Principal     Current      Gross     Remaining    Credit      Combined
 Range of Months Remaining to      Balance      Mortgage    Balance     Principal    Mortgage     Term    Bureau Risk    Loan-to-
      Scheduled Maturity         Outstanding     Loans    Outstanding    Balance       Rate      (months)    Score      Value Ratio
-----------------------------   ------------ ---------- ------------- ------------  ---------  ---------- ------------  -----------
73 - 84.....................    $    503,540        35         0.08%  $    14,387      7.985%      81.36       688          93.9%
85 - 96.....................         139,203        11         0.02        12,655      7.904       85.16       693          97.7
97 - 108....................         244,261        11         0.04        22,206      5.808      105.06       732          77.1
109 - 120 ..................       1,341,082        61         0.22        21,985      6.299      110.83       708          88.9
169 - 180...................       3,174,262        96         0.52        33,065      7.194      171.29       714          99.1
205 - 216...................          22,778         1        (1)          22,778      6.250      214.00       600          90.0
217 - 228...................      19,583,633       865         3.18        22,640      5.264      224.72       714          77.4
229 - 240...................       6,124,176       250         0.99        24,497      5.300      229.39       710          78.7
253 - 264...................         140,716         4         0.02        35,179      6.134      263.94       693          88.0
265 - 276...................         178,125        10         0.03        17,812      6.786      269.01       690          89.6
277 - 288...................      13,974,732       617         2.27        22,649      5.766      287.29       720          82.9
289 - 300...................     570,197,894    18,754        92.62        30,404      6.236      291.63       711          87.9
                                ------------  ---------- -------------
                                $615,624,402    20,715       100.00%
                                ============  ========== =============
         Total

         ------------------
         (1) Less than 0.01%

                    As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 287.

                    The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

                                    Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans

                                                          Percent of                Weighted   Weighted    Weighted    Weighted
                                   Aggregate    Number    Aggregate      Average    Average     Average     Average     Average
                                   Principal      of      Principal      Current     Gross     Remaining    Credit      Combined
      Range of Combined             Balance    Mortgage    Balance      Principal   Mortgage      Term    Bureau Risk   Loan-to-
   Loan-to-Value Ratio (%)        Outstanding    Loans   Outstanding     Balance      Rate      (months)    Score      Value Ratio
------------------------------  -------------- --------  ----------- ------------   --------   ---------- -----------  -----------
10.01 - 20.00.................  $    528,803       13        0.09%    $   40,677      4.748%     290.47       719         18.0%
20.01 - 30.00.................     1,397,418       54        0.23         25,878      4.552      285.48       744         25.2
30.01 - 40.00.................     4,574,603      148        0.74         30,909      4.567      281.79       722         35.6
40.01 - 50.00.................     9,896,595      309        1.61         32,028      4.517      285.22       720         45.6
50.01 - 60.00.................    16,428,385      542        2.67         30,311      4.552      284.85       717         55.5
60.01 - 70.00.................    45,371,514    1,419        7.37         31,974      4.637      284.08       714         66.9
70.01 - 80.00.................    77,451,506    2,501       12.58         30,968      4.910      286.38       706         77.4
80.01 - 90.00.................   195,397,769    7,502       31.74         26,046      6.326      287.43       700         88.7
90.01 - 100.00................   264,577,809    8,227       42.98         32,160      6.939      288.73       719         97.7
                                -------------- --------  -----------
         Total                  $615,624,402   20,715      100.00%
                                ============== ========  ===========


           As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 87.39%.

          The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 1 Mortgage Loans





                                                         Percent of                 Weighted    Weighted    Weighted      Weighted
                                 Aggregate     Number     Aggregate      Average    Average     Average      Average      Average
                                 Principal      of        Principal      Current     Gross      Remaining    Credit       Combined
                                  Balance     Mortgage     Balance      Principal   Mortgage      Term     Bureau Risk    Loan-to-
            State               Outstanding     Loans    Outstanding     Balance      Rate      (months)     Score      Value Ratio
-----------------------------  ------------- ---------  --------------  ---------   ---------   ---------  ------------ -----------
Alabama....................    $  1,668,354        51         0.27%     $  32,713      6.251%     288.31       698           88.9%
Arizona....................       9,038,906       369         1.47         24,496      6.581      286.40       717           94.0
Arkansas...................      16,685,712       635         2.71         26,277      6.235      288.41       709           88.4
California.................     135,634,481     3,652        22.03         37,140      5.945      288.73       710           83.6
Colorado...................      27,251,005       856         4.43         31,835      6.264      288.40       716           89.1
Connecticut................       6,835,122       223         1.11         30,651      6.114      287.76       704           85.1
Delaware...................         878,664        23         0.14         38,203      5.562      289.52       708           76.3
District of Columbia.......       1,446,420        50         0.23         28,928      6.498      291.06       714           88.0
Florida....................      40,585,580     1,530         6.59         26,527      6.390      284.79       710           88.8
Georgia....................      17,487,744       590         2.84         29,640      6.618      277.36       711           92.6
Hawaii.....................       9,223,778       215         1.50         42,901      5.925      290.34       719           83.9
Idaho......................       3,363,175       149         0.55         22,572      6.477      290.66       717           92.8
Illinois...................       5,178,231       213         0.84         24,311      6.470      286.11       714           91.0
Indiana....................      24,440,288       857         3.97         28,518      6.284      288.65       713           88.5
Iowa.......................       7,195,321       317         1.17         22,698      6.532      288.77       711           92.2
Kansas.....................       7,024,023       274         1.14         25,635      6.526      288.22       715           92.8
Kentucky...................       5,720,073       222         0.93         25,766      6.339      288.79       720           90.8
Louisiana..................       5,111,285       189         0.83         27,044      6.275      285.08       704           87.3
Maine......................      19,981,896       556         3.25         35,939      5.927      288.85       707           82.6
Maryland...................      12,877,719       412         2.09         31,257      6.331      290.22       703           88.1
Massachusetts..............       1,873,975        63         0.30         29,746      6.385      289.33       696           88.1
Michigan...................      22,646,440       897         3.68         25,247      6.337      287.78       711           90.0
Minnesota..................      10,708,861       330         1.74         32,451      6.180      291.25       713           88.8
Mississippi................       7,029,224       293         1.14         23,991      6.422      289.32       713           90.6
Missouri...................       1,542,273        63         0.25         24,481      6.637      284.38       707           92.4
Montana....................       1,559,691        68         0.25         22,937      6.036      281.14       712           86.1
Nebraska...................      16,552,016       656         2.69         25,232      6.509      287.64       714           93.0
Nevada.....................         207,124        11         0.03         18,829      6.060      272.38       717           91.7
New Hampshire..............         920,895        36         0.15         25,580      6.741      288.16       699           91.9
New Jersey.................       3,648,258       114         0.59         32,002      5.931      288.91       697           84.3
New Mexico.................      22,579,526       690         3.67         32,724      5.761      288.79       709           82.0
New York...................       2,954,067       123         0.48         24,017      6.294      286.76       709           87.8
North Carolina.............      13,537,844       434         2.20         31,193      6.431      288.01       715           90.6
North Dakota...............      22,695,043       707         3.69         32,100      5.718      289.08       708           79.7
Ohio.......................      18,744,835       778         3.04         24,094      6.439      288.82       712           91.8
Oklahoma...................       4,376,441       204         0.71         21,453      6.456      289.94       719           91.1
Oregon.....................       8,556,944       301         1.39         28,428      6.309      283.52       707           88.7
Pennsylvania...............      19,691,912       785         3.20         25,085      6.158      286.93       713           87.9
Rhode Island...............       2,759,069        88         0.45         31,353      6.062      290.91       706           86.2
South Carolina.............       5,968,058       221         0.97         27,005      6.527      288.48       703           91.1
South Dakota...............         390,918        18         0.06         21,718      6.487      279.45       709           90.9
Tennessee..................      10,655,632       406         1.73         26,245      6.478      288.09       714           92.7
Texas......................       1,753,398        68         0.28         25,785      6.514      291.84       724           95.5
Utah.......................       7,169,131       269         1.16         26,651      6.301      285.41       714           90.0
Vermont....................      17,055,076       571         2.77         29,869      6.222      290.18       714           88.6
Virginia...................         940,375        34         0.15         27,658      6.080      287.06       712           86.8
Washington.................      20,063,057       639         3.26         31,398      6.219      287.31       714           88.7
West Virginia..............       8,756,813       357         1.42         24,529      6.332      290.07       707           89.7
Wisconsin..................       1,368,622        61         0.22         22,436      6.191      110.75       713           88.1
Wyoming....................       1,291,103        47         0.21         27,470      6.117      274.97       709           82.2
                               ------------- ---------  --------------
         Total                 $615,624,402     20,715      100.00%
                               ============= =========  ==============


                                 Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans

                                                              Percent of              Weighted   Weighted    Weighted    Weighted
                                    Aggregate      Number     Aggregate     Average    Average    Average     Average    Average
                                    Principal       of        Principal     Current    Gross     Remaining    Credit     Combined
                                     Balance      Mortgage     Balance     Principal  Mortgage     Term     Bureau Risk  Loan-to-
     Range of Credit Scores        Outstanding     Loans     Outstanding    Balance     Rate     (months)     Score     Value Ratio
--------------------------------- -------------   --------- ------------- ----------- ---------  ---------  ----------- -----------
821 - 840......................   $  1,132,754         58         0.18%   $   19,530     5.165%    289.87       827        77.5%
801 - 820......................      8,005,209        331         1.30        24,185     5.543     288.78       808        81.4
781 - 800......................     29,558,626      1,175         4.80        25,156     5.749     286.96       789        84.3
761 - 780......................     54,105,347      2,004         8.79        26,999     5.826     286.80       770        86.0
741 - 760......................     77,131,915      2,642        12.53        29,195     6.003     287.59       750        88.2
721 - 740......................     91,517,179      3,094        14.87        29,579     6.004     287.16       730        88.7
701 - 720......................    102,340,407      3,296        16.62        31,050     6.041     288.42       710        88.7
681 - 700......................     83,844,179      2,763        13.62        30,345     6.418     286.95       690        88.5
661 - 680......................     82,037,925      2,565        13.33        31,984     6.635     287.23       670        89.2
641 - 660......................     47,723,388      1,583         7.75        30,147     6.599     287.70       651        84.9
621 - 640......................     35,583,904      1,115         5.78        31,914     6.497     288.28       631        81.8
601 - 620......................      2,255,368         78         0.37        28,915     6.604     284.60       615        84.3
581 - 600......................        304,149          8         0.05        38,019     6.291     251.02       592        84.3
561 - 580......................         73,562          2         0.01        36,781     7.095     292.19       578        97.0
560 or less....................         10,490          1        (1)          10,490     8.500      81.00       539        99.9
                                  -------------   --------- -------------
         Total                    $ 615,624,402    20,715       100.00%
                                  =============   ========= =============

         ------------------
         (1) Less than 0.01%


                    As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 711.


                                            Property Type for the Group 1 Mortgage Loans

                                                             Percent of              Weighted   Weighted    Weighted    Weighted
                                     Aggregate     Number    Aggregate     Average    Average    Average     Average     Average
                                     Principal       of      Principal     Current     Gross    Remaining    Credit      Combined
                                      Balance     Mortgage    Balance     Principal   Mortgage     Term    Bureau Risk   Loan-to-
          Property Type             Outstanding     Loans   Outstanding    Balance      Rate     (months)     Score     Value Ratio
---------------------------------- -------------  --------  -----------   ---------  ---------- ---------  -----------  -----------
Single Family...................   $ 461,751,603   15,739       75.01%    $  29,338      6.156%   286.98       709         86.8%
Planned Unit Development (PUD)..      84,426,855    2,781       13.71        30,358      6.334    287.91       716         89.9
Low Rise Condominium............      53,435,035    1,773        8.68        30,138      6.269    290.11       723         89.6
2-4 Units.......................      12,634,089      312        2.05        40,494      6.000    290.51       712         82.4
High Rise Condominium...........       3,177,969      101        0.52        31,465      7.264    289.51       717         90.5
Manufactured Housing (1)........         198,849        9        0.03        22,094      4.639    273.30       705         76.0
                                   -------------  --------  -----------
         Total                     $ 615,624,402   20,715      100.00%
                                   =============  ========  ===========

         ------------------
         (1) Treated as real property.

                                            Gross Margins for the Group 1 Mortgage Loans

                                                           Percent of               Weighted   Weighted    Weighted     Weighted
                                   Aggregate     Number    Aggregate     Average     Average    Average     Average      Average
                                   Principal      of       Principal     Current      Gross    Remaining    Credit       Combined
                                    Balance     Mortgage    Balance     Principal    Mortgage     Term     Bureau Risk   Loan-to-
   Range of Gross Margins (%)     Outstanding    Loans    Outstanding    Balance       Rate     (months)      Score     Value Ratio
-------------------------------- -------------  --------  -----------  -----------  ---------- ----------  -----------  -----------
Less than or equal to 0.000....  $ 40,525,114     1,370         6.58%   $   29,580     3.999%     280.66       747         63.2%
0.001 - 0.250..................    11,606,239       325         1.89        35,712     4.246      284.44       690         63.2
0.251 - 0.500..................    48,953,908     1,578         7.95        31,023     4.425      285.61       723         75.9
0.501 - 0.750..................     6,109,149       169         0.99        36,149     4.709      277.22       708         64.1
0.751 - 1.000..................    10,761,985       243         1.75        44,288     4.928      288.02       713         77.7
1.001 - 1.250..................    24,907,273       800         4.05        31,134     5.196      284.91       663         70.5
1.251 - 1.500..................     6,573,714       266         1.07        24,713     5.451      286.77       712         73.3
1.501 - 1.750..................     7,819,046       246         1.27        31,785     5.680      290.21       701         71.6
1.751 - 2.000..................    74,717,223     3,220        12.14        23,204     5.883      288.08       736         88.1
2.001 - 2.250..................    42,503,582     1,534         6.90        27,708     6.236      288.02       687         87.1
2.251 - 2.500..................   148,991,777     4,699        24.20        31,707     6.488      290.46       736         96.3
2.501 - 2.750..................    16,063,293       465         2.61        34,545     6.719      289.20       703         90.3
2.751 - 3.000..................    45,799,530     1,592         7.44        28,769     6.990      285.42       653         88.7
3.001 - 3.250..................     5,373,532       212         0.87        25,347     7.222      269.54       690         91.4
3.251 - 3.500..................    97,157,777     2,908        15.78        33,411     7.497      290.38       695         97.9
3.501 - 3.750..................    10,974,783       454         1.78        24,174     7.658      285.66       709         93.3
3.751 - 4.000..................     2,372,253        92         0.39        25,785     7.970      284.80       696         91.3
4.001 - 4.250..................     4,438,946       188         0.72        23,611     8.182      275.74       669         92.2
4.251 - 4.500..................     3,546,897       115         0.58        30,843     8.447      277.36       670         96.3
4.501 - 4.750..................     4,409,227       164         0.72        26,886     8.660      290.47       680         97.1
4.751 - 5.000..................     1,006,528        37         0.16        27,203     8.916      275.04       672         95.8
5.001 - 5.250..................       539,325        19         0.09        28,386     9.242      252.31       686         92.6
5.251 - 5.500..................       275,091        12         0.04        22,924     9.470      284.52       666         96.5
5.501 - 5.750..................       111,784         3         0.02        37,261     9.721      295.16       738        100.0
5.751 - 6.000..................        17,157         1        (1)          17,157    10.000      291.00       639         90.0
6.001 - 6.250..................        57,093         2         0.01        28,546    10.250      292.28       660         95.0
6.501 - 6.750..................        12,175         1        (1)          12,175    10.750      294.00       621         90.0
                                 -------------  --------  -----------
         Total                   $ 615,624,402   20,715       100.00%
                                 =============  ========  ===========
         ------------------
         (1) Less than 0.01%


         As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.193%.

                    The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                    Credit Limit Utilization Rates for the Group 1 Mortgage Loans

                                                           Percent of             Weighted    Weighted    Weighted     Weighted
                                    Aggregate    Number     Aggregate   Average    Average     Average    Average       Average
                                    Principal     of        Principal   Current     Gross     Remaining    Credit       Combined
         Range of Credit             Balance    Mortgage     Balance   Principal   Mortgage      Term    Bureau Risk  Loan-to-Value
   Limit Utilization Rates (%)     Outstanding    Loans    Outstanding  Balance      Rate      (months)     Score        Ratio
--------------------------------- ------------  --------   ----------- ---------   ---------  ---------- ------------ ------------
 0.01 - 10.00.................    $    808,779      147         0.13%  $   5,502      5.075%     281.83       748         72.1%
10.01 - 20.00..................      2,832,860      337         0.46       8,406      5.195      280.45       744         74.5
20.01 - 30.00..................      4,016,639      344         0.65      11,676      5.097      280.37       738         74.2
30.01 - 40.00..................      5,601,843      371         0.91      15,099      5.127      283.83       732         73.6
40.01 - 50.00..................      8,882,188      480         1.44      18,505      5.136      280.84       733         75.2
50.01 - 60.00..................     12,671,876      613         2.06      20,672      5.265      283.43       727         76.2
60.01 - 70.00..................     17,162,063      711         2.79      24,138      5.429      279.85       725         77.7
70.01 - 80.00..................     24,928,059      915         4.05      27,244      5.483      283.05       719         78.9
80.01 - 90.00..................     40,190,421    1,401         6.53      28,687      5.637      282.96       715         80.2
90.01 - 100.00.................    498,529,675   15,396        80.98      32,380      6.369      288.68       708         89.6
                                  ------------  --------   -----------
         Total                    $615,624,402   20,715       100.00%
                                  ============  ========   ===========

                    As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 88.68%.



                                             Maximum Loan Rates for the Group 1 Mortgage Loans

                                                         Percent of               Weighted   Weighted     Weighted     Weighted
                                   Aggregate    Number   Aggregate      Average    Average    Average      Average      Average
                                   Principal     of      Principal      Current     Gross     Remaining    Credit       Combined
                                    Balance    Mortgage   Balance      Principal   Mortgage     Term     Bureau Risk  Loan-to-Value
    Maximum Loan Rates (%)        Outstanding    Loans   Outstanding    Balance      Rate     (months)      Score        Ratio
------------------------------- -------------- -------- ------------- ----------- ---------- ----------- ------------ -------------
  6.000......................   $     85,751         4       0.01%    $   21,438     6.000%     261.34        699         96.5%
  9.500......................         29,741         1      (1)           29,741     6.750      268.00        683         90.0
 12.500......................        505,507        26       0.08         19,443     5.483      224.77        712         79.4
 16.000......................     16,768,132       661       2.72         25,368     6.511      287.82        714         92.8
 17.000......................     42,338,978     1,598       6.88         26,495     6.395      285.08        711         89.0
 18.000......................    555,896,293    18,425      90.30         30,171     6.168      287.70        711         87.1
                                -------------- -------- -------------
        Total                   $615,624,402    20,715     100.00%
                                ============== ======== =============

        ------------------
        (1) Less than 0.01%


                    As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.870%.

                                            Credit Limits for the Group 1 Mortgage Loans

                                                           Percent of              Weighted    Weighted   Weighted      Weighted
                                   Aggregate    Number     Aggregate     Average    Average    Average     Average       Average
                                   Principal      of       Principal     Current     Gross     Remaining    Credit       Combined
                                    Balance     Mortgage    Balance     Principal   Mortgage     Term     Bureau Risk  Loan-to-Value
  Range of Credit Limits ($)      Outstanding    Loans    Outstanding    Balance      Rate     (months)      Score         Ratio
------------------------------- -------------  ---------  -----------  ----------- ---------- ----------- ------------ ------------
       0.01 -   10,000.00       $  1,807,719       229         0.29%   $    7,894     6.058%     278.11       718          83.4%
  10,000.01 -   20,000.00....     73,615,996     5,121        11.96        14,375     6.298      285.61       712          87.7
  20,000.01 -   30,000.00....    137,056,092     5,996        22.26        22,858     6.378      287.66       711          89.6
  30,000.01 -   40,000.00....    111,305,171     3,569        18.08        31,187     6.314      288.20       712          89.6
  40,000.01 -   50,000.00....    109,718,624     2,748        17.82        39,927     6.166      287.96       713          87.3
  50,000.01 -   60,000.00....     58,731,504     1,185         9.54        49,562     6.347      287.90       711          90.0
  60,000.01 -   70,000.00....     37,002,226       653         6.01        56,665     6.291      286.98       705          89.5
  70,000.01 -   80,000.00....     24,239,156       398         3.94        60,902     5.759      287.81       700          81.1
  80,000.01 -   90,000.00....     15,180,016       225         2.47        67,467     5.838      288.40       706          82.8
  90,000.01 - 100,000.00.....     25,379,910       360         4.12        70,500     5.448      284.68       709          75.4
100,000.01 - 125,000.00......      8,968,457       107         1.46        83,817     5.354      289.37       709          79.0
125,000.01 - 150,000.00......     11,119,445       111         1.81       100,175     5.096      289.18       728          72.6
150,000.01 - 175,000.00......      1,338,040        12         0.22       111,503     4.685      283.38       737          74.5
175,000.01 - 200,000.00......        162,046         1         0.03       162,046     5.875      291.00       743          90.0
                                -------------  ---------  -----------
         Total                  $615,624,402    20,715       100.00%
                                =============  =========  ===========

                    As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $34,401.


                                            Lien Priority for the Group 1 Mortgage Loans

                                                            Percent of             Weighted   Weighted   Weighted      Weighted
                                      Aggregate    Number   Aggregate     Average   Average   Average     Average      Average
                                      Principal     of      Principal     Current    Gross    Remaining    Credit      Combined
                                       Balance    Mortgage   Balance     Principal  Mortgage    Term     Bureau Risk Loan-to-Value
          Lien Priority              Outstanding   Loans    Outstanding   Balance     Rate    (months)      Score        Ratio
---------------------------------- ------------- --------- ------------ ----------- --------- ---------- ------------ ------------
Second Liens.....................  $615,624,402    20,715    100.00%     $  29,719    6.192%     287.46      711          87.4%
                                   ------------- --------- ------------
         Total                     $615,624,402    20,715    100.00%
                                   ============= ========= ============




                                          Delinquency Status for the Group 1 Mortgage Loans

                                                            Percent of              Weighted   Weighted   Weighted     Weighted
                                      Aggregate    Number    Aggregate    Average    Average    Average   Average       Average
                                      Principal      of     Principal     Current     Gross    Remaining   Credit      Combined
                                       Balance    Mortgage   Balance     Principal   Mortgage    Term    Bureau Risk  Loan-to-Value
       Delinquency Status            Outstanding    Loans  Outstanding    Balance      Rate     (months)    Score         Ratio
---------------------------------- ------------- --------- -----------  ----------   --------  --------- -----------  -------------
Current........................... $612,444,983    20,616      99.48%    $  29,707    6.192%     287.51      711          87.4%
30 - 50 Days......................    3,179,418        99       0.52        32,115    6.275      278.37      695          86.6
                                   ------------- --------- ------------
         Total                     $615,624,402    20,715     100.00%
                                   ============= ========= ============



                                           Origination Year for the Group 1 Mortgage Loans

                                                          Percent of                Weighted    Weighted   Weighted    Weighted
                                      Aggregate    Number   Aggregate    Average     Average    Average     Average     Average
                                      Principal     of      Principal    Current      Gross    Remaining    Credit     Combined
                                       Balance    Mortgage   Balance    Principal    Mortgage    Term    Bureau Risk  Loan-to-Value
        Origination Year             Outstanding    Loans  Outstanding    Balance     Rate      (months)     Score        Ratio
---------------------------------- ------------- --------- -----------  ----------   --------  --------- -----------  -------------
1997..........................     $  4,621,287      184       0.75%    $  25,116     5.316%     217.81      710          76.9%
1998..........................       21,962,847      989       3.57        22,207     5.355      222.18      712          78.4
2001..........................          256,210       10       0.04        25,621     6.235      265.42      693          88.3
2002..........................          188,294        7       0.03        26,899     6.956      278.74      665          90.1
2003..........................      565,088,791   18,734      91.79        30,164     6.228      290.24      711          87.8
2004..........................       23,506,972      791       3.82       $29,718     6.271      295.67      710          87.5
                                   ------------- --------- ------------
         Total                     $615,624,402   20,715     100.00%
                                   ============= ========= ============


                                                            Loan Group 2

                                          Principal Balances for the Group 2 Mortgage Loans

                                                         Percent of               Weighted    Weighted  Weighted
                                   Aggregate    Number    Aggregate     Average   Average     Average    Average     Weighted
                                   Principal     of       Principal     Current    Gross     Remaining   Credit       Average
      Range of Principal            Balance    Mortgage    Balance      Principal  Mortgage     Term    Bureau Risk  Combined Loan-
          Balances ($)            Outstanding    Loans   Outstanding    Balance     Rate      (months)    Score     to-Value Ratio
------------------------------  -------------- --------- ------------ ----------- ---------  ---------- ----------- ---------------
 Less than or equal to $0.00    $  2,084,035       382        0.34%   $    5,456    5.463%     281.15      734           78.1%
       0.01 - 10,000.00.......    17,588,816     1,124        2.86        15,648    6.026      285.94      715           84.9
  10,000.01 - 20,000.00.......    28,699,155     1,138        4.66        25,219    6.070      288.25      715           86.6
  20,000.01 - 30,000.00.......    35,246,553       994        5.72        35,459    6.046      289.58      715           86.3
  30,000.01 - 40,000.00.......    55,208,121     1,209        8.96        45,664    5.946      289.47      716           86.0
  40,000.01 - 50,000.00.......    53,376,213       963        8.66        55,427    6.207      289.93      718           88.2
  50,000.01 - 60,000.00.......    53,907,827       823        8.75        65,502    6.316      290.61      716           89.9
  60,000.01 - 70,000.00.......    52,696,505       703        8.55        74,959    6.252      289.55      716           89.3
  70,000.01 - 80,000.00.......    36,848,195       433        5.98        85,100    6.153      290.04      712           88.0
  80,000.01 - 90,000.00.......    45,926,381       475        7.45        96,687    5.982      289.49      712           84.8
  90,000.01 - 100,000.00......    41,408,708       368        6.72       112,524    5.877      291.04      707           84.7
 100,000.01 - 125,000.00......    53,749,413       380        8.72       141,446    5.711      290.80      712           80.9
 125,000.01 - 150,000.00......    15,717,771        96        2.55       163,727    5.346      289.78      712           79.1
 150,000.01 - 175,000.00......    22,624,386       119        3.67       190,121    5.185      290.12      722           79.3
 175,000.01 - 200,000.00......    11,543,339        54        1.87       213,766    5.289      290.60      713           79.2
 200,000.01 - 225,000.00......    11,625,483        48        1.89       242,198    5.135      290.51      719           72.2
 225,000.01 - 250,000.00......     7,360,149        28        1.19       262,862    5.087      291.97      706           76.2
 250,000.01 - 275,000.00......    13,117,677        45        2.13       291,504    4.806      286.83      708           73.1
 275,000.01 - 300,000.00......     6,665,840        21        1.08       317,421    5.149      290.91      721           83.4
 300,000.01 - 325,000.00......     5,415,276        16        0.88       338,455    5.187      291.03      711           78.5
 325,000.01 - 350,000.00......     4,746,961        13        0.77       365,151    5.748      291.95      702           83.8
 350,000.01 - 375,000.00......     5,477,210        14        0.89       391,229    5.137      291.01      719           75.0
 375,000.01 - 400,000.00......     1,669,997         4        0.27       417,499    4.881      291.51      715           73.1
 400,000.01 - 425,000.00......     3,089,068         7        0.50       441,295    5.310      289.70      699           76.7
 425,000.01 - 450,000.00......     2,311,872         5        0.38       462,374    5.499      291.21      707           84.4
 450,000.01 - 475,000.00......     9,409,421        19        1.53       495,233    4.637      287.91      718           70.5
 475,000.01 - 500,000.00......       524,278         1        0.09       524,278    6.375      291.00      723           90.0
 500,000.01 - 525,000.00......       530,000         1        0.09       530,000    4.000      290.00      715           90.0
 525,000.01 - 550,000.00......     1,698,916         3        0.28       566,305    4.414      288.69      732           73.7
 550,000.01 - 575,000.00......     2,389,158         4        0.39       597,289    4.655      290.75      731           66.0
 575,000.01 - 600,000.00......     1,231,242         2        0.20       615,621    4.251      291.00      748           74.5
 600,000.01 - 625,000.00......       699,531         1        0.11       699,531    6.250      293.00      680           85.0
 675,000.01 - 700,000.00......     1,482,139         2        0.24       741,069    4.505      290.51      689           77.6
 725,000.01 - 750,000.00......       799,978         1        0.13       799,978    4.625      293.00      689           52.9
 775,000.01 - 800,000.00......       824,932         1        0.13       824,932    5.875      290.00      778           90.0
 825,000.01 - 850,000.00......       890,000         1        0.14       890,000    7.375      296.00      668           87.7
 975,000.01 - 1,000,000.00....     5,983,455         6        0.97       997,243    4.729      280.23      757           59.0
 Greater than 1,000,000.00....     1,500,000         1        0.24     1,500,000    4.875      294.00      731           79.8
                                -------------- --------- ------------
         Total                  $ 616,068,002    9,646      100.00%
                                ============== ========= ============


                    As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $63,868.

                                            Loan Programs for the Group 2 Mortgage Loans

                                                        Percent of               Weighted   Weighted   Weighted
                                   Aggregate    Number   Aggregate     Average   Average    Average     Average        Weighted
                                   Principal      of     Principal     Current    Gross     Remaining   Credit         Average
                                    Balance    Mortgage   Balance     Principal  Mortgage     Term     Bureau Risk  Combined Loan-
  Description of Loan Programs    Outstanding    Loans  Outstanding    Balance     Rate     (months)     Score      to-Value Ratio
------------------------------ --------------  -------- ------------ ---------- ---------- ----------- ----------- ----------------
10 Year Draw, 0 Year Repay.... $      66,519         2       0.01%   $   33,259    4.000%    109.35       732            85.7%
3 Year Draw, 10 Year Repay....        60,875         5       0.01        12,175    8.005      79.04       699            98.3
5 Year Draw, 5 Year Repay.....       247,180        10       0.04        24,718    5.442     111.37       700            79.7
5 Year Draw, 10 Year Repay....     1,892,519        34       0.31        55,662    7.002     166.27       716            97.9
10 Year Draw, 15 Year Repay...   612,534,816     9,573      99.43        63,986    5.836     290.26       715            84.1
15 Year Draw, 0 Year Repay....        46,465         3       0.01        15,488    6.985     105.33       675            89.7
15 Year Draw, 10 Year Repay...     1,219,628        19       0.20        64,191    6.435     284.47       712            86.8
                               --------------  -------- ------------
         Total                 $ 616,068,002     9,646     100.00%
                               ==============  ======== ============



                                              Loan Rates for the Group 2 Mortgage Loans

                                                        Percent of                Weighted   Weighted   Weighted
                                   Aggregate    Number   Aggregate     Average    Average    Average    Average       Weighted
                                   Principal      of     Principal     Current     Gross     Remaining   Credit        Average
                                    Balance    Mortgage   Balance     Principal   Mortgage     Term    Bureau Risk  Combined Loan-
    Range of Loan Rates (%)       Outstanding    Loans  Outstanding    Balance      Rate     (months)     Score      to-Value Ratio
------------------------------ --------------  -------- ------------ ---------- ---------- ----------- ----------- ----------------
  Less than or equal to 3.000. $     439,153         5      0.07%    $  87,831      2.893%    263.36       701            92.7%
 3.501 - 4.000................    67,926,213       805     11.03        84,380      3.998     288.78       742            69.6
 4.001 - 4.500................    84,967,170     1,132     13.79        75,059      4.392     287.70       719            73.1
 4.501 - 5.000................    54,149,900       543      8.79        99,724      4.851     290.25       714            74.7
 5.001 - 5.500................    24,380,712       380      3.96        64,160      5.280     289.71       679            74.3
 5.501 - 6.000................    71,829,937     1,495     11.66        48,047      5.867     290.43       729            85.7
 6.001 - 6.500................   149,416,086     2,555     24.25        58,480      6.362     290.68       720            91.1
 6.501 - 7.000................    69,820,293     1,129     11.33        61,843      6.840     290.09       689            90.5
 7.001 - 7.500................    69,432,692     1,160     11.27        59,856      7.471     290.30       703            96.7
 7.501 - 8.000................    13,163,221       262      2.14        50,241      7.771     288.79       709            90.6
 8.001 - 8.500................     6,747,130       104      1.10        64,876      8.359     286.36       673            92.0
 8.501 - 9.000................     2,746,918        64      0.45        42,921      8.733     290.59       673            94.9
 9.001 - 9.500................       433,918         7      0.07        61,988      9.328     292.44       669            92.3
 9.501 - 10.000...............       563,743         4      0.09       140,936      9.662     294.69       659            94.6
10.001 - 10.500...............        50,914         1      0.01        50,914     10.250     294.00       677            95.0
                               --------------  -------- ------------
         Total                 $ 616,068,002     9,646    100.00%
                               ==============  ======== ============


                    As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.841%.

                                Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans

                                                         Percent of               Weighted   Weighted   Weighted
                                   Aggregate    Number   Aggregate     Average    Average    Average    Average       Weighted
                                   Principal     of      Principal     Current     Gross    Remaining    Credit        Average
  Range of Months Remaining to      Balance    Mortgage    Balance     Principal  Mortgage     Term    Bureau Risk Combined Loan-
       Scheduled Maturity         Outstanding   Loans    Outstanding    Balance     Rate     (months)     Score     to-Value Ratio
------------------------------- -------------- --------- ------------ ----------- --------- ---------- ------------ --------------
 73 -  84.....................  $     60,875        5         0.01%   $   12,175   8.005%       79.04       699          98.3%
 97 - 108.....................       153,616        6         0.02        25,603   6.707       105.37       690          90.2
109 - 120.....................       350,959       12         0.06        29,247   5.648       110.92       700          83.1
169 - 180.....................     1,748,107       31         0.28        56,391   6.965       171.19       719          98.3
217 - 228.....................     9,192,101      196         1.49        46,898   4.932       224.86       726          76.5
229 - 240.....................     1,593,297       53         0.26        30,062   5.050       229.39       717          76.3
265 - 276.....................        39,574        2         0.01        19,787   5.543       266.37       717          82.5
277 - 288.....................    17,757,418      312         2.88        56,915   5.223       287.20       720          78.5
289 - 300.....................   585,172,053    9,029        94.98        64,810   5.872       291.54       715          84.4
                                -------------- --------- ------------
         Total                  $ 616,068,002   9,646       100.00%
                                ============== ========= ============

                    As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 290.

                    The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and
          (b) five year draw periods and ten year repayment periods will not be extended.


                                    Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans

                                                            Percent of                Weighted  Weighted   Weighted     Weighted
                                      Aggregate    Number    Aggregate     Average    Average   Average    Average       Average
                                      Principal     of       Principal     Current     Gross    Remaining    Credit      Combined
  Range of Combined Loan-to-           Balance    Mortgage   Balance      Principal   Mortgage    Term     Bureau Risk   Loan-to-
         Value Ratio (%)             Outstanding   Loans    Outstanding    Balance      Rate    (months)      Score     Value Ratio
---------------------------------  ------------- ---------  ------------ ----------- --------- ----------- ----------- ------------
 0.01 - 10.00..................     $     17,525       1        (1)      $   17,525     5.625%   291.00       766           8.0%
10.01 - 20.00..................          283,151       5         0.05%       56,630     4.994    291.48       751          16.2
20.01 - 30.00..................        1,026,531      15         0.17        68,435     4.523    287.78       724          26.6
30.01 - 40.00..................        3,373,398      45         0.55        74,964     4.672    290.35       711          35.4
40.01 - 50.00..................       12,781,851     150         2.07        85,212     4.538    284.03       724          45.6
50.01 - 60.00..................       22,262,499     264         3.61        84,328     4.465    290.26       724          56.1
60.01 - 70.00..................       62,827,280     782        10.20        80,342     4.487    289.68       722          66.9
70.01 - 80.00..................      119,301,633   1,489        19.37        80,122     4.849    289.57       715          77.7
80.01 - 90.00..................      225,219,663   3,967        36.56        56,773     6.174    290.40       708          88.7
90.01 - 100.00.................      168,974,472   2,928        27.43        57,710     6.913    289.37       720          97.0
                                   ------------- ---------  ------------
         Total                     $ 616,068,002   9,646       100.00%
                                   ============= =========  ============

         ---------------
         (1) Less than 0.01%


                    As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 84.11%.

                    The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                       Geographic Distribution for the Group 2 Mortgage Loans

                                                                                                                        Weighted
                                                           Percent of                 Weighted    Weighted   Weighted    Average
                                  Aggregate                 Aggregate      Average     Average     Average    Average   Combined
                                  Principal    Number of    Principal      Current     Gross      Remaining   Credit    Loan-to-
                                   Balance     Mortgage      Balance      Principal   Mortgage      Term      Bureau      Value
              State              Outstanding     Loans     Outstanding     Balance      Rate      (months)   Risk Score   Ratio
------------------------------- ------------- ----------  ------------  ------------ ----------  ----------- ----------- ---------
Alabama.......................  $  3,047,374        94          0.49%    $   32,419     6.396%     288.11       714       90.5%
Alaska........................       270,672         9          0.04         30,075     6.214      290.56       719       89.8
Arizona.......................     9,944,628       181          1.61         54,943     6.022      289.66       720       87.2
California....................   303,956,785     4,013         49.34         75,743     5.816      290.58       716       83.9
Colorado......................    20,756,180       332          3.37         62,519     5.964      290.27       712       85.3
Connecticut...................    10,151,273       115          1.65         88,272     5.278      290.71       731       76.6
Delaware......................       702,126        16          0.11         43,883     5.984      291.74       714       85.3
District of Columbia..........     1,550,803        23          0.25         67,426     5.616      291.61       709       81.4
Florida.......................    29,739,541       513          4.83         57,972     6.119      287.77       711       85.2
Georgia.......................    10,301,586       189          1.67         54,506     6.264      275.89       710       90.6
Hawaii........................     5,999,449        83          0.97         72,283     5.595      290.71       719       79.0
Idaho.........................     3,316,404        67          0.54         49,499     5.842      288.81       715       80.5
Illinois......................    17,927,999       341          2.91         52,575     5.779      289.48       713       84.5
Indiana.......................     2,300,930        76          0.37         30,275     6.153      287.20       706       87.2
Iowa..........................       866,833        29          0.14         29,891     5.829      290.17       727       91.3
Kansas........................     1,772,921        52          0.29         34,095     6.188      290.54       710       92.1
Kentucky......................     1,509,827        45          0.25         33,552     6.455      290.57       706       86.8
Louisiana.....................     1,594,330        44          0.26         36,235     6.022      281.96       716       87.1
Maine.........................       864,965        20          0.14         43,248     5.404      291.55       719       78.0
Maryland......................     9,513,344       181          1.54         52,560     5.953      289.79       715       86.3
Massachusetts.................    23,465,249       339          3.81         69,219     5.666      290.16       709       81.8
Michigan......................     7,903,240       200          1.28         39,516     6.009      289.51       712       87.8
Minnesota.....................     5,086,651        90          0.83         56,518     6.101      290.97       725       88.4
Mississippi...................       641,082        17          0.10         37,711     6.575      285.32       695       90.2
Missouri......................     2,704,229        69          0.44         39,192     5.936      289.04       704       86.7
Montana.......................       604,236        16          0.10         37,765     6.445      289.33       704       85.7
Nebraska......................       215,578         9          0.03         23,953     5.611      282.90       732       73.1
Nevada........................     8,509,144       138          1.38         61,660     6.088      291.43       708       86.9
New Hampshire.................       943,257        30          0.15         31,442     6.138      290.87       690       88.9
New Jersey....................    19,917,301       336          3.23         59,278     5.569      290.43       714       81.3
New Mexico....................     1,314,428        32          0.21         41,076     5.965      285.17       718       86.4
New York......................    34,431,819       473          5.59         72,795     5.546      290.59       712       79.1
North Carolina................     8,875,030       174          1.44         51,006     5.811      286.80       724       89.3
North Dakota..................        51,692         3          0.01         17,231     6.801      291.72       718       94.0
Ohio..........................     6,983,163       173          1.13         40,365     6.017      289.43       715       87.3
Oklahoma......................       887,266        29          0.14         30,595     6.356      290.40       718       88.7
Oregon........................     4,986,966        98          0.81         50,887     6.099      288.63       712       86.1
Pennsylvania..................     8,191,113       190          1.33         43,111     5.741      289.52       716       84.4
Rhode Island..................       781,274        18          0.13         43,404     5.920      290.93       691       85.9
South Carolina................     3,039,971        53          0.49         57,358     6.045      287.79       705       82.1
South Dakota..................       202,653         2          0.03        101,327     4.000      291.00       774       70.0
Tennessee.....................     2,794,421        71          0.45         39,358     6.156      289.99       719       91.3
Texas.........................       931,861        18          0.15         51,770     6.294      291.16       718       91.9
Utah..........................     4,612,426        69          0.75         66,847     5.602      276.03       727       77.4
Vermont.......................       706,514         6          0.11        117,752     5.713      292.05       711       77.7
Virginia......................    13,238,511       226          2.15         58,577     6.025      291.55       711       86.5
Washington....................    14,294,920       251          2.32         56,952     6.005      289.68       718       86.4
West Virginia.................       247,180        10          0.04         24,718     5.442      111.37       700       79.7
Wisconsin.....................     2,776,659        73          0.45         38,036     6.231      291.03       714       88.7
Wyoming.......................       642,199        10          0.10         64,220     4.860      287.98       745       65.2
                                ------------- ----------  ------------
         Total                  $616,068,002    9,646        100.00%
                                ============= ==========  ============

                                 Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans

                                                              Percent of              Weighted    Weighted  Weighted    Weighted
                                        Aggregate    Number    Aggregate   Average    Average     Average    Average    Average
                                        Principal      of      Principal   Current     Gross      Remaining   Credit     Combined
                                         Balance     Mortgage   Balance   Principal   Mortgage      Term    Bureau Risk  Loan-to-
       Range of Credit Scores          Outstanding     Loans  Outstanding  Balance      Rate      (months)     Score    Value Ratio
------------------------------------- ------------- --------- ----------- ----------  ---------  ---------- ----------- -----------
Unknown                               $    48,295          1       0.01%  $  48,295      6.500%     290.00       N/A       100.0%
821 - 840........................          451,858        12       0.07      37,655      5.127      290.81       826        78.2
801 - 820........................        5,352,473       109       0.87      49,105      5.355      290.13       807        77.8
781 - 800........................       30,831,106       528       5.00      58,392      5.315      289.98       789        80.2
761 - 780........................       65,537,101     1,045      10.64      62,715      5.514      289.10       770        82.7
741 - 760........................       81,325,463     1,325      13.20      61,378      5.695      288.66       750        84.3
721 - 740........................       90,919,322     1,504      14.76      60,452      5.758      289.69       730        85.5
701 - 720........................      114,023,564     1,675      18.51      68,074      5.727      290.39       710        85.0
681 - 700........................       86,414,509     1,250      14.03      69,132      5.910      290.02       691        84.3
661 - 680........................       77,290,476     1,112      12.55      69,506      6.228      290.05       670        85.3
641 - 660........................       39,065,016       614       6.34      63,624      6.390      289.62       652        81.9
621 - 640........................       22,571,291       438       3.66      51,533      6.515      290.22       631        83.4
601 - 620........................        1,469,415        28       0.24      52,479      6.215      286.83       618        84.0
581 - 600........................          198,593         2       0.03      99,297      8.714      290.00       590        81.6
561 - 580........................          539,703         2       0.09     269,852      4.620      291.22       571        85.1
<=560............................           29,816         1      (1)        29,816      5.125      290.00       516        76.1
                                      ------------- --------- -----------
         Total                        $ 616,068,002    9,646     100.00%
                                      ============= ========= ===========

         ---------------
         (1) Less than 0.01%


                    As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 715.



                                            Property Type for the Group 2 Mortgage Loans

                                                               Percent of             Weighted    Weighted   Weighted    Weighted
                                       Aggregate     Number    Aggregate   Average    Average     Average     Average    Average
                                       Principal       of      Principal   Current     Gross      Remaining   Credit     Combined
                                        Balance     Mortgage    Balance    Principal  Mortgage      Term    Bureau Risk  Loan-to-
           Property Type              Outstanding     Loans   Outstanding   Balance     Rate      (months)     Score    Value Ratio
------------------------------------- ------------- --------- ----------- ---------- ---------  ----------  ----------- -----------
Single Family...................      $ 440,777,473    6,918      71.55%  $  63,715     5.781%      289.72       714        83.3%
Planned Unit Development (PUD)..        118,716,390    1,789      19.27      66,359     5.900       289.22       717        85.8
Low Rise Condominium............         39,553,531      731       6.42      54,109     6.237       290.91       724        89.3
2-4 Units.......................         12,755,844      142       2.07      89,830     5.688       291.11       712        80.1
High Rise Condominium...........          4,264,763       66       0.69      64,618     7.143       291.61       710        87.3
                                      ------------- --------- -----------
         Total                        $ 616,068,002    9,646     100.00%
                                      ============= ========= ===========

                                            Gross Margins for the Group 2 Mortgage Loans

                                                                                                                          Weighted
                                                             Percent of              Weighted    Weighted     Weighted    Average
                                      Aggregate    Number     Aggregate    Average    Average     Average     Average     Combined
                                      Principal      of       Principal    Current    Gross      Remaining     Credit     Loan-to-
                                       Balance     Mortgage    Balance    Principal   Mortgage     Term        Bureau       Value
Range of Gross Margins (%)           Outstanding    Loans    Outstanding   Balance      Rate      (months)   Risk Score     Ratio
----------------------------------- ------------- --------- ------------- ---------- ----------  ----------  -----------  ---------
Less than or equal to 0.000.......  $ 68,182,546      807        11.07%  $   84,489      3.994%     288.61       742        69.7%
0.001 - 0.250.....................    18,504,029      241         3.00       76,780      4.238      289.89       705        65.8
0.251 - 0.500.....................    66,463,141      891        10.79       74,594      4.435      287.09       723        75.1
0.501 - 0.750.....................    18,519,937      203         3.01       91,231      4.692      289.12       711        69.0
0.751 - 1.000.....................    35,629,963      340         5.78      104,794      4.933      290.83       716        77.7
1.001 - 1.250.....................    17,547,473      282         2.85       62,225      5.196      289.06       670        73.7
1.251 - 1.500.....................     6,911,388       99         1.12       69,812      5.468      291.43       702        76.1
1.501 - 1.750.....................     9,555,471      141         1.55       67,769      5.688      291.49       700        72.0
1.751 - 2.000.....................    62,274,466    1,354        10.11       45,993      5.894      290.27       733        87.8
2.001 - 2.250.....................    58,041,647      998         9.42       58,158      6.201      290.26       705        86.8
2.251 - 2.500.....................    91,374,439    1,557        14.83       58,686      6.464      290.94       730        93.9
2.501 - 2.750.....................    41,553,458      574         6.74       72,393      6.738      291.41       712        91.6
2.751 - 3.000.....................    28,266,835      555         4.59       50,931      6.989      288.15       655        88.7
3.001 - 3.250.....................     5,914,474       99         0.96       59,742      7.204      278.23       687        93.0
3.251 - 3.500.....................    63,548,128    1,062        10.32       59,838      7.494      291.43       705        97.1
3.501 - 3.750.....................     8,007,746      188         1.30       42,594      7.659      287.64       710        91.7
3.751 - 4.000.....................     5,155,475       74         0.84       69,669      7.945      290.58       707        88.9
4.001 - 4.250.....................     2,828,361       54         0.46       52,377      8.172      283.40       673        89.9
4.251 - 4.500.....................     3,993,529       51         0.65       78,304      8.390      288.55       672        93.4
4.501 - 4.750.....................     2,094,607       50         0.34       41,892      8.659      290.17       681        95.6
4.751 - 5.000.....................       652,311       14         0.11       46,594      8.968      291.93       647        92.9
5.001 - 5.250.....................       297,742        6         0.05       49,624      9.250      293.56       705        97.9
5.251 - 5.500.....................       136,176        1         0.02      136,176      9.500      290.00       590        80.0
5.501 - 5.750.....................       507,053        3         0.08      169,018      9.638      295.10       656        94.6
5.751 - 6.000.....................        56,690        1         0.01       56,690      9.875      291.00       685        95.0
6.001 - 6.250.....................        50,914        1         0.01       50,914     10.250      294.00       677        95.0
                                    ------------- --------- -------------
         Total                      $616,068,002    9,646       100.00%
                                    ============= ========= =============

                    As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.842%.

                    The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Group 2 Mortgage Loans

                                                              Percent of             Weighted   Weighted    Weighted     Weighted
                                       Aggregate     Number    Aggregate   Average   Average    Average      Average      Average
                                       Principal       of      Principal   Current   Gross      Remaining    Credit      Combined
          Range of Credit               Balance     Mortgage    Balance   Principal  Mortgage   Term       Bureau Risk   Loan-to-
    Limit Utilization Rates (%)       Outstanding     Loans   Outstanding  Balance     Rate      (months)     Score     Value Ratio
------------------------------------ ------------- ---------- ----------- ---------- --------- ----------- ------------ -----------
Less than or equal to 0.00.........  $      1,000         1       (1)     $   1,000     4.875%     292.00      794         80.0%
  0.01 - 10.00.....................     1,324,864       178        0.22%      7,443     4.745      288.16      741         72.0
10.01 - 20.00......................     3,526,281       204        0.57      17,286     5.103      289.61      740         76.0
20.01 - 30.00......................     5,074,694       166        0.82      30,570     4.951      285.15      740         76.1
30.01 - 40.00......................     7,137,840       214        1.16      33,354     5.105      287.95      728         73.1
40.01 - 50.00......................    11,087,313       259        1.80      42,808     5.038      287.54      735         74.7
50.01 - 60.00......................    14,221,347       281        2.31      50,610     5.192      288.64      730         77.8
60.01 - 70.00......................    17,082,192       312        2.77      54,751     5.262      287.65      725         77.9
70.01 - 80.00......................    22,904,684       383        3.72      59,803     5.217      287.31      721         76.9
80.01 - 90.00......................    36,605,212       589        5.94      62,148     5.276      286.23      720         77.7
90.01 - 100.00.....................   497,102,574     7,059       80.69      70,421     5.995      290.34      712         85.8
                                     ------------- ---------- -----------
         Total                       $616,068,002     9,646      100.00%
                                     ============= ========== ===========

         ---------------
         (1) Less than 0.01%

                    As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 87.18%.


                                          Maximum Loan Rates for the Group 2 Mortgage Loans

                                                              Percent of             Weighted  Weighted    Weighted      Weighted
                                       Aggregate     Number    Aggregate    Average   Average  Average      Average      Average
                                       Principal      of       Principal    Current    Gross   Remaining    Credit       Combined
                                        Balance     Mortgage   Balance     Principal  Mortgage   Term      Bureau Risk   Loan-to-
      Maximum Loan Rates (%)          Outstanding     Loans   Outstanding   Balance     Rate    (months)      Score     Value Ratio
------------------------------------ ------------- ---------- ----------- ---------- --------- ----------- ------------ -----------
 12.500............................  $     38,690         2         0.01% $   19,345    4.944%     222.89      667         61.3%
 16.000............................     8,875,030       174         1.44      51,006    5.811      286.80      724         89.3
 17.000............................    30,607,838       530         4.97      57,751    6.121      287.86      711         85.4
 18.000............................   576,546,444     8,940        93.58      64,491    5.827      289.89      715         84.0
                                     ------------- ---------- -----------
        Total                        $616,068,002     9,646       100.00%
                                     ============= ========== ===========

                    As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.921%.

                                            Credit Limits for the Group 2 Mortgage Loans

                                                         Percent of              Weighted    Weighted    Weighted      Weighted
                                    Aggregate    Number  Aggregate    Average     Average    Average     Average       Average
                                    Principal     of     Principal    Current     Gross      Remaining    Credit       Combined
                                     Balance    Mortgage  Balance    Principal   Mortgage      Term      Bureau Risk   Loan-to-
    Range of Credit Limits ($)     Outstanding    Loans  Outstanding  Balance      Rate      (months)       Score     Value Ratio
--------------------------------- ------------- -------- ----------- ---------   ---------   ----------  ------------ -------------
      0.01 - 10,000.00........... $    271,316       38       0.04%  $   7,140      5.872%     282.14       711            76.2%
 10,000.01 - 20,000.00...........   12,618,557      892       2.05      14,146      6.272      286.04       709            87.6
 20,000.01 - 30,000.00...........   23,185,575    1,028       3.76      22,554      6.235      288.19       710            88.1
 30,000.01 - 40,000.00...........   28,042,884      878       4.55      31,940      6.235      289.37       712            88.2
 40,000.01 - 50,000.00...........   53,454,683    1,335       8.68      40,041      5.948      289.80       716            85.9
 50,000.01 - 60,000.00...........   49,010,389      977       7.96      50,164      6.291      289.74       719            89.5
 60,000.01 - 70,000.00...........   50,631,499      853       8.22      59,357      6.363      290.27       716            90.5
 70,000.01 - 80,000.00...........   52,781,375      802       8.57      65,812      6.347      289.96       715            90.2
 80,000.01 - 90,000.00...........   36,813,115      504       5.98      73,042      6.139      289.10       715            88.5
 90,000.01 - 100,000.00..........   54,965,666      703       8.92      78,187      5.881      289.49       711            83.1
100,000.01 - 125,000.00..........   39,461,855      396       6.41      99,651      6.000      290.67       707            86.8
125,000.01 - 150,000.00..........   63,449,034      551      10.30     115,153      5.671      290.92       713            80.3
150,000.01 - 175,000.00..........   12,975,357       96       2.11     135,160      5.611      289.65       711            82.6
175,000.01 - 200,000.00..........   26,177,118      181       4.25     144,625      5.057      289.60       725            77.6
200,000.01 - 225,000.00..........   10,148,125       59       1.65     172,002      5.379      290.86       718            81.4
225,000.01 - 250,000.00..........   14,643,787       75       2.38     195,250      5.118      289.49       719            72.7
250,000.01 - 275,000.00..........    5,004,284       27       0.81     185,344      5.317      292.15       702            79.5
275,000.01 - 300,000.00..........   16,842,693       78       2.73     215,932      4.791      290.43       711            71.8
300,000.01 - 325,000.00..........    7,529,757       26       1.22     289,606      5.072      288.27       719            83.4
325,000.01 - 350,000.00..........    6,652,230       23       1.08     289,227      5.080      291.51       724            77.2
350,000.01 - 375,000.00..........    4,598,916       14       0.75     328,494      5.432      291.88       705            82.2
375,000.01 - 400,000.00..........    7,026,435       20       1.14     351,322      5.116      291.14       720            76.6
400,000.01 - 425,000.00..........    1,194,690        7       0.19     170,670      4.629      274.85       737            76.4
425,000.01 - 450,000.00..........    3,232,320        8       0.52     404,040      5.341      289.76       702            77.3
450,000.01 - 475,000.00..........    3,176,380        8       0.52     397,047      5.588      291.98       701            84.6
475,000.01 - 500,000.00..........   12,101,751       35       1.96     345,764      4.580      290.62       720            67.3
500,000.01 - 525,000.00..........      524,278        1       0.09     524,278      6.375      291.00       723            90.0
525,000.01 - 550,000.00..........      530,000        1       0.09     530,000      4.000      290.00       715            90.0
550,000.01 - 575,000.00..........    1,838,766        4       0.30     459,692      4.525      288.79       734            74.9
575,000.01 - 600,000.00..........    1,965,244        4       0.32     491,311      4.572      291.25       750            71.5
600,000.01 - 625,000.00..........      618,177        1       0.10     618,177      4.500      291.00       732            80.0
625,000.01 - 650,000.00..........      613,065        1       0.10     613,065      4.000      291.00       765            69.1
675,000.01 - 700,000.00..........      999,531        2       0.16     499,766      5.575      292.10       681            71.9
725,000.01 - 750,000.00..........    2,627,157        5       0.43     525,431      4.540      277.98       698            74.2
750,000.01 - 775,000.00..........       22,097        1       0.00      22,097      5.875      289.00       793            90.0
775,000.01 - 800,000.00..........      799,978        1       0.13     799,978      4.625      293.00       689            52.9
825,000.01 - 850,000.00..........      824,932        1       0.13     824,932      5.875      290.00       778            90.0
850,000.01 - 875,000.00..........       50,000        1       0.01      50,000      4.000      288.00       775            90.0
875,000.01 - 900,000.00..........      890,000        1       0.14     890,000      7.375      296.00       668            87.7
975,000.01 - 1,000,000.00........    6,274,986        7       1.02     896,427      4.742      280.73       756            59.9
Greater than 1,000,000.00........    1,500,000        1       0.24   1,500,000      4.875      294.00       731            79.8
                                  ------------- -------- -----------
         Total                    $ 616,068,002   9,646     100.00%
                                  ============= ======== ===========


                    As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $76,293.

                                            Lien Priority for the Group 2 Mortgage Loans

                                                             Percent of            Weighted   Weighted     Weighted      Weighted
                                     Aggregate    Number    Aggregate    Average   Average    Average      Average       Average
                                     Principal     of       Principal    Current    Gross     Remaining    Credit       Combined
                                      Balance    Mortgage    Balance    Principal  Mortgage     Term      Bureau Risk   Loan-to-
           Lien Priority            Outstanding   Loans    Outstanding   Balance     Rate     (months)       Score     Value Ratio
---------------------------------- ------------- --------  ----------- ----------- --------- ----------- ------------ -------------
Second Liens.....................  $ 616,068,002   9,646     100.00%    $63,868      5.841%    289.74         715          84.1%
                                   ------------- --------  -----------
         Total                     $ 616,068,002   9,646     100.00%
                                   ============= ========  ===========


                                         Delinquency Status for the Group 2 Mortgage Loans

                                                            Percent of             Weighted   Weighted     Weighted      Weighted
                                     Aggregate    Number    Aggregate    Average   Average    Average      Average       Average
                                     Principal     of       Principal    Current    Gross     Remaining    Credit       Combined
                                      Balance    Mortgage    Balance    Principal  Mortgage     Term      Bureau Risk   Loan-to-
        Delinquency Status          Outstanding   Loans    Outstanding   Balance     Rate     (months)       Score     Value Ratio
---------------------------------- ------------- --------  ----------- ----------- --------- ----------- ------------ -------------
Current........................... $ 612,794,347   9,600      99.47%    $63,833      5.837%    289.74         715           84.1%
30 - 59 Days......................     3,273,655      46       0.53      71,166      6.487     290.42         703           90.1
                                   ------------- --------  -----------
         Total                     $ 616,068,002   9,646     100.00%
                                   ============= ========  ===========


                                          Origination Year for the Group 2 Mortgage Loans

                                                            Percent of             Weighted   Weighted     Weighted      Weighted
                                     Aggregate    Number    Aggregate    Average   Average    Average      Average       Average
                                     Principal     of       Principal    Current    Gross     Remaining    Credit       Combined
                                      Balance    Mortgage    Balance    Principal  Mortgage     Term      Bureau Risk   Loan-to-
         Origination Year           Outstanding   Loans    Outstanding   Balance     Rate     (months)       Score     Value Ratio
---------------------------------- ------------- --------  ----------- ----------- --------- ----------- ------------ -------------
1997.............................  $  2,133,003       44       0.35%   $ 48,477      4.856%    218.33         735           83.9%
1998.............................     8,904,148      216       1.45      41,223      5.044     223.70         721           75.2
2001.............................        39,574        2       0.01      19,787      5.543     266.37         717           82.5
2002.............................       413,451        2       0.07     206,725      5.723     281.00         691           91.5
2003.............................   581,779,887    9,103      94.43      63,911      5.850     290.78         715           84.2
2004.............................    22,797,940      279       3.70      81,713      6.006     296.00         714           84.8
                                   ------------- --------  -----------
         Total                     $ 616,068,002   9,646     100.00%
                                   ============= ========  ===========

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.


                                   By: /s/ Leon Daniels, Jr.
                                       -------------------------------
                                          Name:  Leon Daniels, Jr.
                                          Title:    Vice President



Dated:  February 1, 2005